UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2011

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Revised Employment Agreement

On September 13, 2011, Helen of Troy Nevada Corporation, a Nevada corporation and a wholly-owned subsidiary of Helen of Troy Limited (the “Company”), and the Company entered into an Amended and Restated Employment Agreement with Gerald J. Rubin (the “Revised Agreement”).  The Revised Agreement will be effective upon the approval of the Company’s shareholders at the 2011 Annual General Meeting of the Shareholders of certain amendments to the Helen of Troy Limited 2008 Stock Incentive Plan (the “2008 Stock Plan”) and the Helen of Troy Limited 2011 Annual Incentive Plan (the “2011 Bonus Plan”).  If the Company’s shareholders do not approve the 2011 Bonus Plan and the amendments to the 2008 Stock Plan, then the Revised Agreement will terminate, neither the Company nor Mr. Rubin will have any obligations under the Revised Agreement, Mr. Rubin’s existing employment agreement with the Company will continue in full force and effect and Mr. Rubin’s incentive bonus will continue to be calculated in accordance with the Helen of Troy 1997 Cash Bonus Performance Plan (the “1997 Bonus Plan”).  The 2011 Annual General Meeting of the Shareholders will be held on October 11, 2011.

Pursuant to the Revised Agreement, Mr. Rubin will continue to serve as the Chairman of the Board and the Company’s Chief Executive Officer and President for a fixed term, subject to earlier termination by either party, through February 28, 2015.  The Revised Agreement will not automatically renew at the end of the term.  The Revised Agreement provides that Mr. Rubin is eligible to receive an annual base salary of $600,000 and receive an annual bonus payable, with respect to fiscal year 2012, in cash pursuant to the 1997 Bonus Plan, and with respect to fiscal years 2013, 2014 and 2015, payable as a mix of cash or cash equivalents and restricted stock pursuant to the 2011 Bonus Plan.  Under the 2011 Bonus Plan, Mr. Rubin’s bonus will be based on the Company’s achievement of Adjusted EBITDA.  “Adjusted EBITDA” is defined as operating income (loss) before impairment charges plus depreciation and amortization charges, in each case, of the Company and its subsidiaries, as determined in accordance with GAAP plus the amount of Mr. Rubin’s bonus (without giving effect to any bonus received in respect of a transfer of Insurance Policies, as defined below) accrued during the applicable year.  The Adjusted EBITDA formula is subject to adjustment in the event that the Company or any of its subsidiaries consummates (1) an acquisition of the stock or the operating, income or revenue producing assets of any entity whether through a merger, consolidation, combination, asset purchase or similar transaction or (2) a divestiture of the stock or the operating, income or revenue producing assets of the Company or any subsidiary or other entity consolidated or combined with or included in the financial statements of the Company and its subsidiaries whether through a merger, consolidation, combination, asset sale, spin-off or similar transaction.

For each of fiscal years 2013, 2014 and 2015, Mr. Rubin’s bonus will be calculated by multiplying the applicable percentage by Adjusted EBITDA, as set forth in the table below, subject to a maximum bonus of $25,000,000:

Performance Conditions for the Annual Bonus

Performance Tiers		Amount of Bonus
If Adjusted EBITDA is:		Payable as a % of
Greater Than	Less Than or Equal To:	Adjusted EBITDA
($ in Millions)	($ in Millions)
—	$0.0	0%
$0.0	$50.0	2.0%
$50.0	$75.0	3.5%
$75.0	$100.0	5.0%
$100.0	$125.0	6.0%
$125.0	$150.0	7.0%
$150.0	$175.0	8.0%
$175.0		8.5%

Mr. Rubin’s annual bonus under the 2011 Bonus Plan is payable two-thirds in the form of cash or cash equivalents, up to a maximum of $10,000,000, and the remainder in the form of restricted stock (subject to availability of shares under the 2008 Stock Plan).  The shares of restricted stock will vest, with respect to Mr. Rubin’s bonus for fiscal years 2013 and 2014, on February 28, 2015, and with respect to Mr. Rubin’s bonus for fiscal year 2015, upon the Compensation Committee’s certification of the attainment of the Adjusted EBITDA goal for fiscal year 2015, in each case subject to Mr. Rubin’s continued employment with the Company (other than in the event of certain termination events as described below).

Pursuant to the Revised Agreement, in March 2012 Mr. Rubin is entitled to receive a grant of 700,000 restricted stock units (the “Performance RSUs”) under the 2008 Stock Plan, which may be earned in tranches based on the Company’s achievement of specified EBITDA ROIC (as defined below) goals for fiscal years 2013, 2014 and 2015.  Any earned Performance RSUs are subject to additional time-based vesting requirements, as follows:

•

Tranche 1 Performance RSUs. Up to 100,000 Performance RSUs may be earned based on the Company’s achievement of EBITDA ROIC goals for fiscal year 2013, as set forth below. Earned Tranche 1 Performance RSUs, if any, are subject to additional time-based vesting conditions, with 33.4% vesting upon the Compensation Committee’s certification of the attainment of the EBITDA ROIC goal for fiscal year 2013, 33.3% vesting on February 28, 2014 and 33.3% vesting on February 28, 2015, in each case subject to Mr. Rubin’s continued employment with the Company (other than in the event of certain termination events as described below).

•

Tranche 2 Performance RSUs. Up to 200,000 Performance RSUs may be earned based on the Company’s achievement of EBITDA ROIC goals for fiscal year 2014, as set forth below. Earned Tranche 2 Performance RSUs, if any, are subject to additional time-based vesting conditions, with 66.7% vesting upon the Compensation Committee’s certification of the attainment of the EBITDA ROIC goal for fiscal year 2014 and 33.3% vesting on February 28, 2015, in each case subject to Mr. Rubin’s continued employment with the Company (other than in the event of certain termination events as described below).

•

Tranche 3 Performance RSUs. Up to 700,000 Performance RSUs (less the number of Tranche 1 Performance RSUs and Tranche 2 Performance RSUs previously earned, if any) may be earned based on the Company’s achievement of EBITDA ROIC goals for fiscal year 2015, as set forth below. Earned Tranche 3 Performance RSUs, if any, vest in full upon the Compensation Committee’s certification of the attainment of either the EBITDA ROIC goal for fiscal year 2015 or the three-year average EBITDA ROIC goal for fiscal years 2013-2015, subject to Mr. Rubin’s continued employment with the Company through February 28, 2015 (other than in the event of certain termination events as described below).

Performance Conditions for the Performance RSUs

Tranche 1			Tranche 2			Tranche 3
If FYE 2/13 EBITDA ROIC is:			If FYE 2/14 EBITDA ROIC is:			If FYE 2/15 EBITDA ROIC or 3-year average EBITDA ROIC is:
Greater than:	But less than:	Units Earned	Greater than:	But less than:	Units Earned	Greater than:	But less than:	Units Earned
	7.00%	0		7.00%	0		7.00%	0
7.00%	8.50%	25,000	7.00%	8.75%	50,000	7.00%	9.00%	175,000	Less shares previously earned
8.50%	9.50%	50,000	8.75%	10.00%	100,000	9.00%	10.50%	350,000	Less shares previously earned
9.50%	10.50%	75,000	10.00%	11.25%	150,000	10.50%	12.00%	525,000	Less shares previously earned
10.50%		100,000	11.25%		200,000	12.00%		700,000	Less shares previously earned

“EBITDA ROIC” means, a ratio of (1) operating income (loss) after impairment charges, plus depreciation and amortization charges, plus, to the extent included in income (loss) above, any impairment charges, in each case, of the Company and its subsidiaries as determined in accordance with GAAP, but in the case of impairment charges solely to the extent such charges result from capital market and/or economic conditions creating a stock market trigger that requires testing for and recording of impairments under GAAP which cannot be attributed to any fundamental change in the underlying current or expected operating cash flows associated with the impaired assets, as reflected in the financial statements of the Company and its subsidiaries and the notes thereto (after taking into account the Company’s effective income tax rate) to (2) Average Invested Capital.  “Average Invested Capital” is defined as the sum of total assets (disregarding any impairment charges during the applicable fiscal year), minus total current liabilities, plus indebtedness for borrowed money included in total current liabilities, in each case, of the Company and its subsidiaries as determined in accordance with GAAP, calculated as the simple average during a fiscal year based on the last day of each of the trailing five fiscal quarters through the end of the applicable fiscal year, minus the impairment charges disregarded in determining total assets above.

In addition to the performance and service conditions described above, 33.3% of the earned and vested Performance RSUs, if any, will be subject to a holding period for six months following the end of Mr. Rubin’s employment term.

The Revised Agreement provides for the transfer of certain life insurance policies on the lives of Mr. and Mrs. Rubin, subject to certain performance conditions.  Effective as of July 31, 2003, the Company and John B. Butterworth, Trustee of The Gerald J. and Stanlee N. Rubin 1994 Irrevocable Trust (the “Trust”) entered into a Life Insurance Agreement with respect to three insurance policies on the lives of Mr. and Mrs. Rubin as follows:  (1) the Guardian Insurance Policy, (2) the Sun Life Insurance Policy, and (3) the Metropolitan Insurance Policy (the “Insurance Policies”), whereby the Company owns and has paid premiums on the Insurance Policies.  During the term of the Revised Agreement, contingent upon the Company’s EBITDA ROIC (as defined above) exceeding 7.0% for the applicable performance goal period and Mr. Rubin’s continued employment with the Company (other than in the event of certain termination events as described below), the Company will transfer ownership of and assign all rights under the Insurance Policies to the Trust as follows:

Performance Goal Period	Insurance Policy Transferred
Fiscal year ended February 28, 2013	Guardian Insurance Policy
Fiscal year ended February 28, 2014	Sun Life Insurance Policy
Fiscal year ended February 28, 2015	Metropolitan Insurance Policy

Pursuant to the 2011 Bonus Plan, the value of the transfer of the Guardian Insurance Policy will not exceed $3,000,000, the value of the transfer of the Sun Life Insurance Policy will not exceed $4,000,000 and the value of the transfer of the Metropolitan Insurance Policy will not exceed $7,000,000, in each case, based on the cash surrender value of the applicable policy.  During the term of the Revised Agreement, the Company will continue to pay the annual premiums on each Insurance Policy until such Insurance Policy is transferred to Mr. Rubin, at which time Mr. Rubin will be responsible for paying all premiums due on such Insurance Policy.

Under the Revised Agreement, Mr. Rubin is entitled to participate in various benefit plans available to all our employees, such as a 401(k) plan (including matching contributions), group medical, group life and group dental insurance, as well as vacation and paid holidays.  We believe these benefits are comparable to those provided at other companies.  In addition, the Revised Agreement provides that the Company must pay or reimburse Mr. Rubin for reasonable travel and other expenses incurred by him in performing his obligations under the Revised Agreement.

The Revised Agreement provides for certain payments and benefits upon Mr. Rubin’s termination of employment, as described below:

•

Death Or Disability. Mr. Rubin (or Mr. Rubin’s estate) will be entitled to receive: (1) all amounts earned, accrued or owing but not yet paid to him as of the date of termination, (2) the base salary otherwise payable to Mr. Rubin through the end of the month in which his death or disability occurred, (3) a pro rata bonus for the year in which his death or disability occurred, (4) immediate vesting of all options granted to him, (5) immediate vesting of and removal of all restrictions on restricted shares and restricted stock units (including all Performance RSUs) awarded to him, and (6) transferred ownership to the Trust of any Insurance Policy that has not yet been transferred. Also, with respect to termination due to disability, Mr. Rubin will be entitled to continue to participate in all employee benefits plans, programs or arrangements available to Company executives in which he was participating on the date of termination until the end of the fiscal year in which his termination occurred.

•·

Termination By Mr. Rubin Other Than For Good Reason Or For Cause By Company. Mr. Rubin will be entitled to receive all amounts earned, accrued or owing but not yet paid to him as of the date of termination. All Performance RSUs that are not yet earned and vested will be forfeited. The owner of each Insurance Policy will have the right to continue such Insurance Policy by paying any future premiums.

•

Termination By Mr. Rubin For Good Reason Or By Company Other Than For Cause (Not In Connection With A Change In Control). Mr. Rubin will be entitled to receive: (1) all amounts earned, accrued or owing but not yet paid to him as of the date of termination, (2) a single lump sum payment payable within 90 days following Mr. Rubin’s termination in, at the Compensation Committee’s discretion, cash, common shares or a combination thereof, in an amount equal to (a) if the termination occurs before February 28, 2013, $30,000,000, (b) if the termination occurs on or after February 28, 2013 but before February 28, 2014, $20,000,000, or (c) if the termination occurs on or after February 28, 2014 but in no event later than February 28, 2015, $15,000,000, (3) immediate vesting of all options granted to him, and (4) immediate vesting of and removal of all restrictions on restricted shares and restricted stock units (other than the Performance RSUs for which the applicable EBITDA ROIC targets have not been achieved as of the date of termination) awarded to him. The owner of each Insurance Policy will have the right to continue such Insurance Policy by paying any future premiums.

•

Termination By Mr. Rubin For Good Reason Or By Company Other Than For Cause (In Connection With Or Within 12 Months Following A Change In Control). Mr. Rubin will be entitled to receive the following payments and benefits, except that in no event will such payments and benefits exceed 2.99 times Mr. Rubin’s base amount, as defined in Section 280G of the Code: (1) all amounts earned, accrued or owing but not yet paid to him as of the date of termination, (2) monthly cash payments, each in an amount equal to his monthly rate of salary, through February 28, 2015, (3) annual cash payments, payable within 90 days following the close of each of the fiscal years ending on or before February 28, 2015 (but not for more than three fiscal years), each in an amount equal to the highest annual cash bonus award made to Mr. Rubin with respect to the Company’s most recent three fiscal years ending prior to the date of termination, (4) immediate vesting of all options granted to him, (5) immediate vesting of and removal of all restrictions on restricted shares and restricted stock units (including all Performance RSUs) awarded to him, (6) transferred ownership to the Trust of any Insurance Policy that has not yet been transferred, and (7) continued participation in all employee benefits plans, programs or arrangements available to Company executives in which he was participating on the date of termination until the earlier of February 28, 2015 or the date he receives equivalent coverage and benefits under the arrangements of a new employer.

If any of these payments are payable during the six month period following Mr. Rubin’s separation from service (as defined in Section 409A of the Code) then that amount will be paid in a single lump sum payment on the earlier to occur of Mr. Rubin’s death or the first day of the seventh month following Mr. Rubin’s separation from service.

For additional information regarding the terms and conditions of the proposed 2008 Stock Plan, please see the text of the 2008 Stock Plan, as amended, which was filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 14, 2011.  For additional information regarding the terms and conditions of the proposed 2011 Bonus Plan, please see the text of the 2011 Bonus Plan, which is attached as Exhibit A to the Revised Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

The foregoing description of the Revised Agreement is a summary and is qualified in its entirety by reference to the text of the Revised Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement between Helen of Troy Nevada Corporation, Helen of Troy Limited and Gerald J. Rubin, dated September 13, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: September 16, 2011	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement between Helen of Troy Nevada Corporation, Helen of Troy Limited and Gerald J. Rubin, dated September 13, 2011.